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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     December 7, 2003



                               DENISON INTERNATIONAL PLC
              (Exact name of registrant as specified in charter)


  ENGLAND AND WALES                                 000-29358                    NOT APPLICABLE
(State or other                                 (Commission File                 (IRS Employer
jurisdiction of                                       Number)                  Identification No.)
incorporation)


14249 INDUSTRIAL PARKWAY, MARYSVILLE, OHIO                                           43040
(Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code:  (937) 644-4437



                                 NOT APPLICABLE
         (Former name or former address, if changed from last report)
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ITEM 5.  OTHER EVENTS

      On December 7, 2003, Denison International plc, a public limited company organized under the laws of England and Wales (the "Company"), entered into an Acquisition Agreement (the "Acquisition Agreement") with Parker-Hannifin Corporation, an Ohio corporation ("Purchaser"). The Acquisition Agreement provides that, subject to its terms and conditions, (i) Purchaser will make cash tender offers (collectively, the "Offer") to acquire all of the issued and outstanding Ordinary Shares, $0.01 par value, of the Company (the "Ordinary Shares"), including those represented by American Depositary Shares ("ADSs"), and all of the issued and outstanding A Ordinary Shares, (pound) 8.00 par value, of the Company (the "A Ordinary Shares" and, together with the Ordinary Shares and the ADSs, the "Shares"), each in return for the payment by Purchaser of an amount in cash equal to $24.00 per Share or such higher price as may be paid in the Offer (the "Per Share Amount"), in each case net to the seller in cash; and (ii) following consummation of the Offer, if Shares representing at least 90% of the Ordinary Shares on a fully diluted basis and at least 90% of the A Ordinary Shares on a fully diluted basis are tendered, a UK staturoty squeeze-out of the remaining Shares shall be consummated by Purchaser in accordance with Sections 428 to 430F of the Companies Act of 1985. The consummation of the Offer is subject to certain conditions, including (i) that at least 90% of the Ordinary Shares and 90% of the A Ordinary Shares, in each case, on a fully diluted basis, are tendered and not withdrawn in the Offer and
(ii) receipt of antitrust clearances in the United States and abroad.

      Contemporaneously with the execution and delivery of the Acquisition Agreement, certain shareholders of the Company holding in the aggregate in excess of 90% of the outstanding A Ordinary Shares and approximately 47% of the Ordinary Shares, including those represented by ADSs, entered into Tender Agreements with Purchaser (collectively, the "Tender Agreements"), pursuant to which each such shareholder has, among other things, agreed to tender all of its Shares in the Offer. The Tender Agreements shall remain in effect until the earlier of the (i) tender of the Shares in the Offer in accordance with the terms of the Tender Agreements and (ii) termination of the Acquisition Agreement in accordance with its terms.

      The information set forth above does not purport to be and is not a complete description of the terms and conditions set forth in the Acquisition Agreement or the Tender Agreements and is qualified in its entirety by reference to the full text of the Acquisition Agreement and the form of Tender Agreement, copies of which are being filed herewith as Exhibits 2.1 and 99.1, respectively, and which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of businesses acquired:

            None.

      (b)  Pro Forma financial information:

            None.

      (c)  Exhibits:
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            2.1  Acquisition Agreement, dated as of December 7, 2003, by and between the Company and Purchaser. Pursuant to Rule 601(b)(2) of Regulation S-K, certain schedules to the Acquisition Agreement have been omitted from this filing. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

            99.1 Form of Tender Agreement, each dated as of December 7, 2003, by and between Purchaser and the stockholder of the Company named therein. In accordance with Instruction 2 to Rule 601(a) of Regulation S-K, the Company is filing a form of Tender Agreement as all Tender Agreements executed by stockholders of the Company are substantially identical in all material respects. In accordance with Instruction 2 to Rule 601(a) of Regulation S-K, the Company has also attached as Schedule I hereto a list identifying the documents omitted from this filing.

            99.2 Joint Press Release issued by the Company and Purchaser announcing the execution of the Acquisition Agreement, dated December 8, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

      On December 8, 2003, the Company and Purchaser issued a joint press release announcing the execution of the Acquisition Agreement. A copy of the joint press release is being filed herewith as Exhibit 99.2.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DENISON INTERNATIONAL PLC



                                          By: /s/ Bruce A. Smith
                                              --------------------------------
                                              Name:   Bruce A. Smith
                                              Title:  Chief Financial Officer

Dated: December 8, 2003
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                                  EXHIBIT INDEX

Exhibit     Document
-------     --------

2.1         Acquisition Agreement (the "Acquisition Agreement"), dated as of
            December 7, 2003, by and between Denison International plc (the
            "Company"), and Parker-Hannifin Corporation (the "Purchaser").
            Pursuant to Rule 601(b)(2) of Regulation S-K, certain schedules to the Acquisition Agreement have been omitted from this filing; the Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

99.1 Form of Tender Agreement, each dated as of December 7, 2003, by and between Purchaser and the stockholder of the Company named therein.
            In accordance with Instruction 2 to Rule 601(a) of Regulation S-K, the Company is filing a form of Tender Agreement as all Tender
            Agreements executed by stockholders of the Company are substantially identical in all material respects. In accordance with Instruction 2 to Rule 601(a) of Regulation S-K, the Company has also attached as
            Schedule I hereto a list identifying the documents omitted from this filing.

99.2 Joint Press Release of the Company and Purchaser announcing the execution of the Acquisition Agreement, dated December 8, 2003.

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                                                                      Schedule I

                                Omitted Documents

TENDER AGREEMENTS

      1. Tender Agreement, dated as of December 7, 2003, by and among Parker-Hannifin Corporation, an Ohio corporation ("Purchaser"), and Prudential Bache Nominee Ltd., Roy Nominees Ltd., Rupert Nicholas Hambro and Elizabeth Jane Hall.

      2. Tender Agreement, dated as of December 7, 2003, by and among Purchaser and J. Colin Keith, Anders C. H. Brag, Enrique Foster Gittes and David Weir.

      3. Tender Agreement, dated as of December 7, 2003, by and between Purchaser and EGI Investments Ltd.

      4. Tender Agreement, dated as of December 7, 2003, by and between JO Hambro Capital Management Limited and Purchaser.

      5. Tender Agreement, dated as of December 7, 2003, by and between Purchaser and Witham Management Corporation.